ServiceNow Reports Fourth Quarter and Full-Year 2019 Financial Results

•	Subscription revenues of $899 million in Q4 2019, representing 35% year-over-year growth, 36% adjusted for foreign currency exchange rates

•	76 transactions over $1 million in net new annual contract value in Q4 2019, representing 49% year-over-year growth

•	892 total customers with over $1 million in annual contract value, representing 32% year-over-year growth

SANTA CLARA, Calif. - Jan. 29, 2020 - ServiceNow (NYSE: NOW), the leading digital workflow company making work, work better for people, today announced financial results for its fourth quarter and year ended December 31, 2019, with subscription revenues of $899 million in Q4 2019, representing 35% year-over-year growth, 36% adjusted for foreign currency exchange rates.

During the fourth quarter, ServiceNow closed 76 transactions with more than $1 million in net new annual contract value (ACV), representing 49% year-over-year growth. The company closed the year with 892 total customers with more than $1 million in ACV, representing 32% year-over-year growth in customers.

“ServiceNow beat the high end of guidance for Q4, ending the year very strong,” said ServiceNow President and CEO Bill McDermott. “In Q4, we saw record deals and broad expansion of the Now Platform. ServiceNow is orchestrating what every company wants - workflows that create great experiences. Digital transformation is driving our momentum as customers across industries rush to embrace the simplicity that ServiceNow enables. We are proud to make work, work better for people.”

“I’m thrilled to be a part of ServiceNow, where we are committed to delivering world-class outcomes for our customers and strong results for our shareholders - as evidenced by our accomplishments in Q4,” said Gina Mastantuono, ServiceNow CFO. “Looking ahead, we remain focused on driving sustainable top-line growth as we look to scale our business to $10 billion in revenue and beyond.”

Fourth Quarter 2019 GAAP and Non‑GAAP Results:

The following table summarizes our financial results for the fourth quarter 2019:

	Fourth Quarter 2019 GAAP Results		Fourth Quarter 2019 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$899.2	35%			$907.0	36%
Professional services and other revenues	$52.6	7%			$53.3	8%
Total revenues	$951.8	33%			$960.4	34%

Subscription billings			$1,297.8	36%	$1,303.4	37%
Professional services and other billings			$60.7	(1%)	$61.4	1%
Total billings			$1,358.5	34%	$1,364.8	35%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$751.0	84%	$777.2	86%
Professional services and other gross profit (loss)	($10.6)	(20%)	$0.7	1%
Total gross profit	$740.3	78%	$777.9	82%
Income from operations	$28.5	3%	$209.6	22%
Net cash provided by operating activities	$421.2	44%
Free cash flow			$342.2	36%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income(3)	$598.7	$3.17 / $3.03	$186.9	$0.99 / $0.96

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(2)
Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(3)	Fourth quarter 2019 GAAP net income was impacted by a $574 million one-time income tax benefit from the release of a valuation allowance on our deferred tax assets.
Note: Numbers rounded for presentation purposes.

Full-Year 2019 GAAP and Non‑GAAP Results:

The following table summarizes our financial results for the full-year 2019:

	Full-Year 2019 GAAP Results		Full-Year 2019 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$3,255.1	34%			$3,312.6	37%
Professional services and other revenues	$205.4	10%			$210.2	12%
Total revenues	$3,460.4	33%			$3,522.8	35%

Subscription billings			$3,788.3	31%	$3,850.0	34%
Professional services and other billings			$213.9	3%	$218.7	5%
Total billings			$4,002.2	30%	$4,068.7	32%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$2,705.4	83%	$2,802.3	86%
Professional services and other gross profit (loss)	($41.6)	(20%)	$1.5	1%
Total gross profit	$2,663.8	77%	$2,803.8	81%
Income from operations	$42.1	1%	$739.5	21%
Net cash provided by operating activities	$1,236.0	36%
Free cash flow			$971.1	28%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income(3)	$626.7	$3.36 / $3.18	$646.3	$3.47 / $3.32

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(2)
Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(3)	Full-year 2019 GAAP net income was impacted by a $574 million one-time income tax benefit from the release of a valuation allowance on our deferred tax assets.
Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the first quarter 2020:

	First Quarter 2020 GAAP Guidance		First Quarter 2020 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$975 - $980	32%			$978 - $983	32% - 33%
Subscription billings			$1,040 - $1,045	28% - 29%	$1,042 - $1,047	29%

				Margin (%)
Income from operations				22%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			195

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)	Guidance for GAAP subscription revenues and non-GAAP subscription billings is based on foreign exchange rates as of December 31, 2019 for entities reporting in currencies other than U.S. Dollars.

(3)
Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our guidance for full-year 2020:

	Full-Year 2020 GAAP Guidance		Full-Year 2020 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$4,220 - $4,240	30%			$4,210 - $4,230	29% - 30%
Subscription billings			$4,805 - $4,825	27%	$4,807 - $4,827	27%

				Margin (%)
Subscription gross profit				86%
Income from operations				22%
Free cash flow				29%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			196

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2020 guidance are based on foreign exchange rates as of December 31, 2019 for entities reporting in currencies other than U.S. Dollars.

(3)
Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 GMT) on January 29, 2020. Interested parties may listen to the call by dialing (877) 824‑2843 (passcode: 6598983), or if outside North America, by dialing (647) 689‑5665 (passcode: 6598983). Individuals may access the live teleconference from this webcast link:

https://event.on24.com/wcc/r/2150754/43377D81BB1A56781828BB38CFDBC372

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 585‑8367 (passcode: 6598983), or if outside North America, by dialing (416) 621‑4642 (passcode: 6598983).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non‑GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•
Adjusted revenues. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (USD) are converted into USD at the average exchange rates in effect during the comparison period (for Q4 2018, the average exchange rates in effect for our major currencies were 1 USD to 0.8763 Euros and 1 USD to 0.7775 British Pound Sterling (GBP)), rather than the actual average exchange rates in effect during the current period (for Q4 2019, the average exchange rates in effect for our major currencies were 1 USD to 0.9034 Euros and 1 USD 0.7771 GBP). Similarly, in our guidance, we apply the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•
Billings and Adjusted billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current or guidance period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year.

•
Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, the related income tax effect of these adjustments, and the one-time income tax benefit from the release of a valuation allowance on the deferred tax assets. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•
Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results and guidance.

Use of Forward‑Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward‑looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) our ability to compete successfully against existing and new competitors, (ii) our ability to comply with privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet, (iii) our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments, (iv) errors, interruptions, delays, or security breaches in or of our service or datacenters, (v) our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets, (vi) our ability to develop and gain customer acceptance of new and improved products and services, including those acquired through strategic transactions, and (vii) material changes in the value of foreign currencies relative to the U.S. Dollar.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended September 30, 2019 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K that will be filed for the year ended December 31, 2019.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud‑based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise.  For more information, visit: www.servicenow.com.

© 2020 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Kendall Toyne
408.831.6040
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Revenues:
Subscription	$899,194	$666,139	$3,255,079	$2,421,313
Professional services and other	52,580	49,302	205,358	187,503
Total revenues	951,774	715,441	3,460,437	2,608,816
Cost of revenues (1):
Subscription	148,244	113,503	549,642	417,421
Professional services and other	63,209	54,659	247,003	205,237
Total cost of revenues	211,453	168,162	796,645	622,658
Gross profit	740,321	547,279	2,663,792	1,986,158
Operating expenses (1):
Sales and marketing	416,005	319,163	1,534,284	1,203,056
Research and development	202,328	148,662	748,369	529,501
General and administrative	93,476	79,176	339,016	296,027
Total operating expenses	711,809	547,001	2,621,669	2,028,584
Income (loss) from operations	28,512	278	42,123	(42,426)
Interest expense	(8,475)	(8,938)	(33,283)	(52,733)
Interest income and other income (expense), net	14,149	10,615	58,345	56,135
Income (loss) before income taxes	34,186	1,955	67,185	(39,024)
Benefit from income taxes	(564,538)	(5,060)	(559,513)	(12,320)
Net income (loss)	$598,724	$7,015	$626,698	$(26,704)
Net income (loss) per share - basic	$3.17	$0.04	$3.36	$(0.15)
Net income (loss) per share - diluted	$3.03	$0.04	$3.18	$(0.15)
Weighted-average shares used to compute net income (loss) per share - basic	189,042	179,764	186,466	177,846
Weighted-average shares used to compute net income (loss) per share - diluted	197,843	190,662	197,223	177,846

(1)	Includes stock-based compensation as follows:

	Three Months Ended		Twelve Months Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Cost of revenues:
Subscription	$18,709	$12,134	$72,728	$48,738
Professional services and other	11,374	8,506	43,123	32,816
Sales and marketing	68,337	58,762	268,408	228,045
Research and development	50,562	37,298	194,821	135,203
General and administrative	21,069	25,944	83,115	99,151

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$775,778	$566,204
Short-term investments	915,317	931,718
Accounts receivable, net	835,279	574,810
Current portion of deferred commissions	175,039	139,890
Prepaid expenses and other current assets	125,488	132,071
Total current assets	2,826,901	2,344,693
Deferred commissions, less current portion	333,448	282,490
Long-term investments	1,013,332	581,856
Property and equipment, net (1)	468,085	347,216
Operating lease right-of-use assets (1)	402,428	—
Intangible assets, net	143,850	100,582
Goodwill	156,756	148,845
Deferred tax assets	599,633	20,642
Other assets	77,997	52,816
Total assets	$6,022,430	$3,879,140
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$52,960	$30,733
Accrued expenses and other current liabilities (1)	461,403	330,246
Current portion of deferred revenue	2,185,754	1,651,594
Current portion of operating lease liabilities (1)	52,668	—
Total current liabilities	2,752,785	2,012,573
Deferred revenue, less current portion	40,038	38,597
Operating lease liabilities, less current portion (1)	383,221	—
Convertible senior notes, net	694,981	661,707
Other long-term liabilities (1)	23,464	55,064
Stockholders’ equity (1)	2,127,941	1,111,199
Total liabilities and stockholders’ equity	$6,022,430	$3,879,140

(1)
We adopted Topic 842 using the modified retrospective method as of January 1, 2019 and elected the transition option that allows us not to restate the comparative periods in our financial statements in the year of adoption.

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Cash flows from operating activities:
Net income (loss)	$598,724	$7,015	$626,698	$(26,704)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	72,331	43,112	252,114	149,604
Amortization of deferred commissions	45,788	35,991	168,014	143,358
Amortization of debt discount and issuance costs	8,475	8,938	33,283	52,733
Stock-based compensation	170,051	142,644	662,195	543,953
Deferred income taxes	(572,923)	(1,883)	(575,765)	(34,180)
Realized gain on marketable equity securities	—	—	—	(19,257)
Repayments of convertible senior notes attributable to debt discount	—	(43,716)	—	(145,349)
Other	(4,300)	1,675	(8,921)	6,177
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(288,166)	(153,602)	(259,835)	(146,148)
Deferred commissions	(97,296)	(86,861)	(255,605)	(239,382)
Prepaid expenses and other assets	(4,338)	(21,405)	(29,907)	(19,886)
Accounts payable	(8,733)	(9,815)	21,355	(4,757)
Deferred revenue	401,794	294,798	537,249	468,856
Accrued expenses and other liabilities	99,804	72,721	65,097	82,071
Net cash provided by operating activities	421,211	289,612	1,235,972	811,089
Cash flows from investing activities:
Purchases of property and equipment	(79,003)	(88,113)	(264,892)	(224,462)
Business combinations, net of cash and restricted cash acquired	(7,414)	(12,500)	(7,414)	(37,440)
Purchases of other intangibles	(35,329)	(10,800)	(72,689)	(24,400)
Purchases of investments	(339,976)	(468,784)	(1,595,667)	(1,295,782)
Sales of investments	2,457	—	33,503	39,975
Maturities of investments	258,840	333,058	1,159,247	1,194,687
Realized gains on derivatives not designated as hedging instruments, net	1,693	—	23,435	—
Net cash used in investing activities	(198,732)	(247,139)	(724,477)	(347,422)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	(9)	(118,125)	(9)	(429,645)
Proceeds from employee stock plans	2,641	3,723	107,868	104,160
Taxes paid related to net share settlement of equity awards	(78,913)	(59,742)	(409,715)	(281,010)
Payments on financing obligations	—	(177)	—	(933)
Net cash used in financing activities	(76,281)	(174,321)	(301,856)	(607,428)
Foreign currency effect on cash, cash equivalents and restricted cash	6,253	(5,937)	(186)	(15,530)
Net increase (decrease) in cash, cash equivalents and restricted cash	152,451	(137,785)	209,453	(159,291)
Cash, cash equivalents and restricted cash at beginning of period	625,540	706,323	568,538	727,829
Cash, cash equivalents and restricted cash at end of period	$777,991	$568,538	$777,991	$568,538

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2019	December 31, 2018	Growth Rates	December 31, 2019	December 31, 2018	Growth Rates
Subscription revenues:
GAAP subscription revenues	$899,194	$666,139	35%	$3,255,079	$2,421,313	34%
Effects of foreign currency rate fluctuations	7,851			57,557
Non-GAAP adjusted subscription revenues (1)	$907,045		36%	$3,312,636		37%

Subscription billings:
GAAP subscription revenues	$899,194	$666,139	35%	$3,255,079	$2,421,313	34%
Change in subscription deferred revenue, unbilled receivables and customer deposits	398,564	285,856		533,227	460,117
Non-GAAP subscription billings	1,297,758	951,995	36%	3,788,306	2,881,430	31%
Effects of foreign currency rate fluctuations	11,858			62,854
Effects of fluctuations in billings duration	(6,220)			(1,181)
Non-GAAP adjusted subscription billings (2)	$1,303,396		37%	$3,849,979		34%

Professional services and other revenues:
GAAP professional services and other revenues	$52,580	$49,302	7%	$205,358	$187,503	10%
Effects of foreign currency rate fluctuations	725			4,807
Non-GAAP adjusted professional service and other revenues (1)	$53,305		8%	$210,165		12%

Professional services and other billings:
GAAP professional services and other revenues	$52,580	$49,302	7%	$205,358	$187,503	10%
Change in professional services and other deferred revenue	8,114	11,745		8,549	19,902
Non-GAAP professional services and other billings	60,694	61,047	(1%)	213,907	207,405	3%
Effects of foreign currency rate fluctuations	725			4,807
Non-GAAP adjusted professional services and other billings (2)	$61,419		1%	$218,714		5%

Total revenues:
GAAP total revenues	$951,774	$715,441	33%	$3,460,437	$2,608,816	33%
Effects of foreign currency rate fluctuations	8,576			62,364
Non-GAAP adjusted total revenues (1)	$960,350		34%	$3,522,801		35%

Total billings:
GAAP total revenues	$951,774	$715,441	33%	$3,460,437	$2,608,816	33%
Change in total deferred revenue, unbilled receivables and customer deposits	406,678	297,601		541,776	480,019
Non-GAAP total billings	1,358,452	1,013,042	34%	4,002,213	3,088,835	30%
Effects of foreign currency rate fluctuations	12,583			67,661
Effects of fluctuations in billings duration	(6,220)			(1,181)
Non-GAAP adjusted total billings (2)	$1,364,815		35%	$4,068,693		32%

Cost of revenues:
GAAP subscription cost of revenues	$148,244	$113,503		$549,642	$417,421
Stock-based compensation	(18,709)	(12,134)		(72,728)	(48,738)
Amortization of purchased intangibles	(7,538)	(5,063)		(24,133)	(18,993)
Non-GAAP subscription cost of revenues	$121,997	$96,306		$452,781	$349,690

GAAP professional services and other cost of revenues	$63,209	$54,659		$247,003	$205,237
Stock-based compensation	(11,374)	(8,506)		(43,123)	(32,816)
Non-GAAP professional services and other cost of revenues	$51,835	$46,153		$203,880	$172,421

Gross profit (loss):
GAAP subscription gross profit	$750,950	$552,636		$2,705,437	$2,003,892
Stock-based compensation	18,709	12,134		72,728	48,738
Amortization of purchased intangibles	7,538	5,063		24,133	18,993
Non-GAAP subscription gross profit	$777,197	$569,833		$2,802,298	$2,071,623

GAAP professional services and other gross loss	$(10,629)	$(5,357)		$(41,645)	$(17,734)
Stock-based compensation	11,374	8,506		43,123	32,816
Non-GAAP professional services and other gross profit	$745	$3,149		$1,478	$15,082

GAAP gross profit	$740,321	$547,279		$2,663,792	$1,986,158
Stock-based compensation	30,083	20,640		115,851	81,554
Amortization of purchased intangibles	7,538	5,063		24,133	18,993
Non-GAAP gross profit	$777,942	$572,982		$2,803,776	$2,086,705

Gross margin:
GAAP subscription gross margin	84%	83%		83%	83%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	0%	1%		1%	1%
Non-GAAP subscription gross margin	86%	86%		86%	86%

GAAP professional services and other gross margin	(20%)	(11%)		(20%)	(9%)
Stock-based compensation as % of professional services and other revenues	21%	17%		21%	17%
Non-GAAP professional services and other gross margin	1%	6%		1%	8%

GAAP gross margin	78%	76%		77%	76%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	82%	80%		81%	80%

Operating expenses:
GAAP sales and marketing expenses	$416,005	$319,163		$1,534,284	$1,203,056
Stock-based compensation	(68,337)	(58,762)		(268,408)	(228,045)
Amortization of purchased intangibles	(161)	—		(161)	—
Non-GAAP sales and marketing expenses	$347,507	$260,401		$1,265,715	$975,011

GAAP research and development expenses	$202,328	$148,662		$748,369	$529,501
Stock-based compensation	(50,562)	(37,298)		(194,821)	(135,203)
Amortization of purchased intangibles	(455)	(455)		(1,820)	(1,820)
Non-GAAP research and development expenses	$151,311	$110,909		$551,728	$392,478

GAAP general and administrative expenses	$93,476	$79,176		$339,016	$296,027
Stock-based compensation	(21,069)	(25,944)		(83,115)	(99,151)
Amortization of purchased intangibles	(2,341)	(1,534)		(8,459)	(4,416)
Business combination and other related costs	(505)	(43)		(625)	(1,007)
Non-GAAP general and administrative expenses	$69,561	$51,655		$246,817	$191,453

GAAP total operating expenses	$711,809	$547,001		$2,621,669	$2,028,584
Stock-based compensation	(139,968)	(122,004)		(546,344)	(462,399)
Amortization of purchased intangibles	(2,957)	(1,989)		(10,440)	(6,236)
Business combination and other related costs	(505)	(43)		(625)	(1,007)
Non-GAAP total operating expenses	$568,379	$422,965		$2,064,260	$1,558,942

Income (loss) from operations:
GAAP income (loss) from operations	$28,512	$278		$42,123	$(42,426)
Stock-based compensation	170,051	142,644		662,195	543,953
Amortization of purchased intangibles	10,495	7,052		34,573	25,229
Business combination and other related costs	505	43		625	1,007
Non-GAAP income from operations	$209,563	$150,017		$739,516	$527,763

Operating margin:
GAAP operating margin	3%	0%		1%	(2%)
Stock-based compensation as % of total revenues	18%	20%		19%	21%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Non-GAAP operating margin	22%	21%		21%	20%

Net income (loss):
GAAP net income (loss)	$598,724	$7,015		$626,698	$(26,704)
Stock-based compensation	170,051	142,644		662,195	543,953
Amortization of purchased intangibles	10,495	7,052		34,573	25,229
Business combination and other related costs	505	43		625	1,007
Amortization of debt discount and issuance costs for the convertible senior notes	8,475	8,938		33,283	52,733
Loss on early note conversions	—	—		—	4,063
Income tax expense effects related to the above adjustments	(27,153)	(20,093)		(136,957)	(129,912)
Income tax benefit from the release of a valuation allowance on the deferred tax assets (3)	(574,150)	—		(574,150)	—
Non-GAAP net income	$186,947	$145,599		$646,267	$470,369

Net income (loss) per share - basic and diluted:
GAAP net income (loss) per share - basic	$3.17	$0.04		$3.36	$(0.15)
GAAP net income (loss) per share - diluted	$3.03	$0.04		$3.18	$(0.15)
Non-GAAP net income per share - basic	$0.99	$0.81		$3.47	$2.64
Non-GAAP net income per share - diluted	$0.96	$0.77		$3.32	$2.49

GAAP weighted-average shares used to compute net income (loss) per share - basic	189,042	179,764		186,466	177,846

GAAP weighted-average shares used to compute net income (loss) per share - diluted	197,843	190,662		197,223	177,846
Effects of dilutive time-based stock awards (4)	—	—		—	7,873
Effects of in-the-money portion of convertible senior notes (4)	(2,837)	(1,397)		(2,736)	—
Effects of warrants (4)	—	—		—	2,968
Non-GAAP weighted-average shares used to compute net income per share - diluted	195,006	189,265		194,487	188,687

Free cash flow:
GAAP net cash provided by operating activities	$421,211	$289,612		$1,235,972	$811,089
Purchases of property and equipment	(79,003)	(88,113)		(264,892)	(224,462)
Repayments of convertible senior notes attributable to debt discount	—	43,716		—	145,349
Non-GAAP free cash flow	$342,208	$245,215		$971,080	$731,976

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	44%	40%		36%	31%
Purchases of property and equipment as % of total revenues	(8%)	(12%)		(8%)	(9%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%	6%		—%	6%
Non-GAAP free cash flow margin	36%	34%		28%	28%

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.

(3)	Fourth quarter and full-year 2019 GAAP net income was impacted by a $574 million one-time income tax benefit from the release of a valuation allowance on our deferred tax assets.

(4)
Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of December 31, 2019. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the three months ended September 30, 2019 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K that will be filed for the year ended December 31, 2019. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended
	March 31, 2020	March 31, 2019 (3)	Growth Rates

GAAP subscription revenues	$975 - $980 million	$740 million	32%

Effects of foreign currency rate fluctuations	3 million

Non-GAAP adjusted subscription revenues (1)	$978 - $983 million		32% - 33%

GAAP subscription revenues	$975 - $980 million	$740 million	32%

Change in subscription deferred revenue, unbilled receivables and customer deposits	65 million	70 million

Non-GAAP subscription billings	$1,040 - $1,045 million	$810 million	28% - 29%

Effects of foreign currency rate fluctuations	4 million

Effects of fluctuations in billings duration	(2) million

Non-GAAP adjusted subscription billings (2)	$1,042 - $1,047 million		29%

GAAP operating margin	2%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	22%

GAAP weighted-average shares used to compute net income per share - diluted	198 million

Effects of in-the-money portion of convertible senior notes(4)	(3) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	195 million

	Twelve Months Ended
	December 31, 2020	December 31, 2019 (3)	Growth Rates

GAAP subscription revenues	$4,220 - $4,240 million	$3,255 million	30%

Effects of foreign currency rate fluctuations	(10) million

Non-GAAP adjusted subscription revenues (1)	$4,210 - $4,230 million		29% - 30%

GAAP subscription revenues	$4,220 - $4,240 million	$3,255 million	30%

Change in subscription deferred revenue, unbilled receivables and customer deposits	585 million	533 million

Non-GAAP subscription billings	$4,805 - $4,825 million	$3,788 million	27%

Effects of foreign currency rate fluctuations	(12) million

Effects of fluctuations in billings duration	14 million

Non-GAAP adjusted subscription billings (2)	$4,807 - $4,827 million		27%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	2%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	22%

GAAP net cash provided by operating activities as % of total revenues	37%

Purchases of property and equipment as % of total revenues	(8%)

Non-GAAP free cash flow margin	29%

GAAP weighted-average shares used to compute net income per share - diluted	199 million

Effects of in-the-money portion of convertible senior notes(4)	(3) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	196 million

(1)	Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period, and by replacing the portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.

(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

(4)	We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.